Universal Institutional Funds, Inc.
Rule 10f-3 Transactions (Purchase of Securities by Fund From an Underwriting
 Syndicate
in which an Affiliate is a Member)
January 1, 2000 through April 30, 2000






Date of			 		PricePerTotal	% of Offering	Underwriter/Dealer	TotUnits
Offering Security		Shares	Share	Value	Purchased	from Whom Purchased	Offered



Universal Institutional Asian Equity Portfolio

02/28/00 AsianInfo		250	24.00 	$6,000	   0.01%	Goldman Sachs		5,000,000

Universal Institutional Emerging Markets Equity Portfolio

01/18/00 GroupoTelevisa		18,060	67.50 	$1,219,050 0.11%	Merrill Lynch
	16,529,000
02/28/00 AsianInfo		2,100	24.00 	$50,400	   0.04%	Goldman Sachs		5,000,000
03/28/00 IC Bank		29,000	11.00 	$319,000   0.21%	Merrill Lynch		13,833,000
04/14/00 VCP ADR		42,300	15.00 	$634,500   0.53%	Merrill Lynch		7,920,000

Universal Institutional Equity Growth Portfolio
01/24/00 Regent Communications	500	8.50 	$4,250 	   0.00%	Prudential
		16,000,000
01/27/00 Aspect Medical Systems	200	15.00 	$3,000 	   0.01%	Deutsche Bank
	3,500,000
01/31/00 Quantum Effect Devices	300	16.00 	$4,800 	   0.01%
	Robertson Stephens	3,720,000
01/31/00 Sequenam		1,800	26.00 	$46,800    0.03%	Warburg (S.G.)		5,250,000
02/03/00 Therma Wave		1,700	20.00 	$34,000    0.02%	Lehman			9,000,000
02/03/00 Dobson Communications	10,500	22.00 	$231,000   0.04%	Montgomery
 Securities	25,000,000
02/04/00 Antigenics		100	18.00 	$1,800 	   0.00%	Robertson
 Stephens	3,500,000
02/10/00 Webmethods		400	35.00 	$14,000    0.01%	Merrill Lynch		4,100,000
02/10/00 Cypress Communications	500	17.00 	$8,500 	   0.01%	Bear
 Stearns & Co.
	10,000,000
02/11/00 Flag Telecom Holdings	4,000	24.00 	$96,000    0.01%	Goldman Sachs
	31,680,000
02/14/00 Diversa Corp.		1,200	24.00 	$28,800    0.02%	Deutsche Bank
	7,250,000
02/14/00 Savvis Communications	1,400	24.00 	$33,600    0.01%	Bear Sterns
	17,000,000
02/17/00 Eloquent Inc.		100	16.00 	$1,600 	   0.00%	Piper Jaffrey		4,500,000
02/17/00 Doubleclick, Inc.	5,200	90.25 	$469,300   0.07%	Goldman Sachs
		7,500,000
03/01/00 Palm Inc.		2,200	38.00 	$83,600    0.01%	Merrill Lynch		23,000,000
03/07/00 First World Com.	2,300	17.00 	$39,100    0.02%	Fidelity
 Capital Mks	10,000,000
03/09/00 GT Group Telecom	4,800	14.00 	$67,200    0.03%	CIBC			18,000,000
03/13/00 Digitas		300	24.00	$7,200 	   0.00%	Montgomery Securities	9,300,000
03/21/00 Aclara Biosciences	1,200	21.00 	$25,200    0.01%	Deutsche Bank
	9,000,000
03/23/00 Via Systems		3,000	21.00 	$63,000    0.01%	Salomon Smith Barney
	44,000,000
03/23/00 Silicon Laboratories	200	31.00 	$6,200 	   0.01%	Salomon
 Smith Barney	3,200,000
03/27/00 ArtistDirect		200	12.00 	$2,400 	   0.00%	Deutsche Bank		5,000,000
03/27/00 Allos Therapeutics	100	18.00 	$1,800 	   0.00%	Piper Jaffrey
		5,000,000
03/28/00 Intrabiotics Pharm.	3,600	15.00 	$54,000    0.05%	Deutsche Bank
		7,500,000
03/30/00 Luminex		4,600	17.00 	$78,200    0.10%	Lehman Brothers		4,500,000
04/06/00 13 Mobile		600	16.00 	$9,600 	   0.01%	Deutsche Bank		5,100,000
04/26/00 AT & T Wireless	13,900	29.50 	$410,050   0.00%	Salomon
 Smith Barney	360,000,000

Universal Institutional Mid Cap Growth Portfolio
02/01/00 Sequenom Industrial	100	26.00 	$2,600 	   0.00%	Warburg (S.G.)
		5,000,000
02/04/00 Dobson Communications	100	22.00 	$2,200     0.00%	Lehman
 Brothers		25,000,000
02/10/00 Digex			100	90.00 	$9,000 	   0.00%	Bear Stearns & Co.	11,000,000
02/11/00 Flag Telecom Holdings	100	24.00 	$2,400 	   0.00%	Salomon
 Smith Barney	31,680,000
03/10/00 GT Group Telecom	200	14.00 	$2,800 	   0.00%	Salomon
 Smith Barney	18,000,000
03/14/00 Digitas Inc.		100	24.00 	$2,400 	   0.00%	Montgomery
 Securities	9,300,000
04/25/00 Time Warner Telecom	100	50.00 	$5,000 	   0.00%	Lehman
 Brothers		15,290,000

Universal Institutional Mid Cap Value Portfolio
01/27/00 John Hancock Financial	30,800	17.00 	$523,600   0.03%	DLJ
			102,000,000
02/03/00 Atmel Corp.		9,200	35.50 	$326,600   0.05%	Deutsche Bank
		18,000,000
02/04/00 Dobson Communications	2,500	22.00 	$55,000    0.01%	Lehman
 Brothers		25,000,000
02/11/00 Flag Telecom Holdings	2,100	24.00 	$50,400    0.01%	Salomon
 Smith Barney	31,680,000
02/15/00 Savvis Communications	1,300	24.00 	$31,200    0.01%	Montgomery
 Securities	17,000,000
02/24/00 Mastec Inc.		4,800	53.00 	$254,400   0.19%	Morgan Keegan
 & Co.	2,500,000
03/03/00 UT Starcom		2,100	18.00 	$37,800    0.02%	Merrill Lynch
		10,000,000
03/21/00 Diamond Tech Partners	4,400	80.12 	$352,528   0.13%	Friedman
 B. Ramsey	3,275,000
03/24/00 Via Sytems		26,900	21.00 	$564,900   0.06%	Salomon
 Smith Barney	44,000,000
03/24/00 Silicon Labs		300	31.00 	$9,300 	   0.01%	Lehman
 Brothers		3,200,000
04/06/00 LTX Corp.		1,400	36.50 	$51,100    0.06%	Engleman
 Securities,Inc	2,500,000

Universal Institutional Value Portfolio
04/05/00 Metlife, Inc.		31,400	14.25 	$447,450   0.02%
	Goldman Sachs		202,000,000

Universal Institutional Technology Portfolio
01/31/00 Sequenam		200	26.00 	$5,200 	   0.00%	Warburg (S.G.)		5,250,000
02/03/00 Therma Wave		200	20.00 	$4,000 	   0.00%	Montgomery
 Securities	9,000,000
02/03/00 Dobson Communications	1,000	22.00 	$22,000    0.00%
	Salomon Smith Barney	25,000,000
02/10/00 Cypress Communications	100	17.00 	$1,700 	   0.00%
Bear Sterns		10,000,000
02/11/00 Flag Telecom Holdings	500	24.00 	$12,000    0.00%
	Salomon Smith Barney	31,680,000
02/14/00 Diversa Corp.		100	24.00 	$2,400 	   0.00%	Bear Sterns		7,250,000
02/14/00 Savvis Communications	200	24.00 	$4,800 	   0.00%
	Montgomery Securities	17,000,000
02/17/00 Doubleclick		1,700	90.25 	$153,425   0.02%	Goldman
 Sachs		7,500,000
03/01/00 Palm Inc.		400	38.00 	$15,200    0.00%	Deutsche Bank		5,000,000
03/07/00 First World Com.	500	17.00 	$8,500 	   0.01%	Fidelity
 Capital Mkts	10,000,000
03/09/00 GT Group Telecom	1,100	14.00 	$15,400    0.01%	RBC Dominion
		18,000,000
03/13/00 Digitas		100	24.00 	$2,400 	   0.00%	Montgomery Securities
	9,300,000
03/16/00 Crayfish Ltd.		500	24.50 	$12,250    0.01%	Merrill Lynch
		4,350,000
03/21/00 Aclara Biosciences	300	21.00 	$6,300 	   0.00%	Deutsche
 Bank		9,000,000
03/23/00 Via Systems		900	21.00 	$18,900    0.00%	CSFB			44,000,000
03/27/00 ArtistDirect		100	12.00 	$1,200 	   0.00%	Bear Sterns		5,000,000
03/28/00 Intrabiotics Pharm.	1,200	15.00 	$18,000    0.02%	Deutsche
 Bank		7,500,000
03/30/00 Luminex		1,400	17.00 	$23,800    0.03%	Warburg (S.G.)		4,500,000
04/06/00 13 Mobile		200	16.00 	$3,200 	   0.00%	Deutsche Bank		5,100,000
04/26/00 AT & T Wireless	11,300	29.50 	$333,350   0.00%	Salomon
 Smith Barney	360,000,000

* All transactions were completed in accordance with Rule 10f-3 and Board-approved Rule 10f-3 procedures.